UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2021

ONE 4 ART LIMITED

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-179765	39-20787722
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The Board of Directors of One 4 Art Limited (the “Company”) voted to change the Company’s fiscal year end to November 30th in order to align it with its previous public filings. The Board of Directors of the Company approved this change on June 23, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resolutions of the Board of Directors of the Company for the change in the fiscal year end, dated June 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2021

One 4 Art Limited

By:	/s/ David Lazar
David Lazar
Title:	President

2